                                                                      EXHIBIT 24

                             CERTIFIED RESOLUTION OF

                               BOARD OF DIRECTORS

         I, Nancy V. Van Allen, Senior Assistant Secretary of Merck & Co., Inc., a Corporation duly organized and existing under the laws of the State of New Jersey, do hereby certify that the following is a true copy of a resolution adopted on December 21, 1999, at a meeting of the Directors of said Corporation held in the City of New York, State of New York, duly called in accordance with the provisions of the By-Laws of said Corporation, and at which a quorum of Directors was present:

                  RESOLVED, that the Merck Puerto Rico Employee Savings and Security Plan (the "Merck Puerto Rico Plan") is hereby ratified in the form presented to this meeting;

                  RESOLVED, that the proper officers of the Company are hereby authorized and directed on behalf of the Company to prepare, execute and file with the Securities and Exchange Commission (the "SEC") Registration Statements and any and all amendments thereto, and any and all exhibits and other documents relating thereto or required by law or regulation in connection therewith, for the registration under the Securities Act of 1933 of the shares of Common Stock of the Company which may be purchased under the Merck Puerto Rico Plan and the Merial 401(k) Savings Plan (hereinafter collectively referred to as the "Plans");

                  RESOLVED, that Celia A. Colbert is hereby appointed and designated the person duly authorized to receive communication and notices from the SEC with respect to such Registration Statements or any amendments thereto and as agent for service of process;

                  RESOLVED, that each officer, director or employee of the Company who may be required to execute such Registration Statements or any amendments thereto (whether on behalf of the Company, or as an officer or director thereof, or by attesting the seal of the Company, or on behalf of the Plan, or otherwise), is hereby authorized to execute a power of attorney appointing Celia A. Colbert and Kenneth C. Frazier, and each of them severally, his or her true and lawful attorney

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         or attorneys to execute in his or her name, place and stead (in any such capacity) such Registration Statements and any and all amendments thereto and any and all exhibits and other documents necessary or incidental in connection therewith, and to file the same with the SEC, each of said attorneys to have power to act with or without the other, and to have full power and authority to do and perform in the name and on behalf of each of said officers, directors and employees, or any of them, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer, director or employee might or could do in person;

                  RESOLVED, that the proper officers of the Company are hereby authorized and directed to arrange with the New York Stock Exchange and the Philadelphia Stock Exchange for the listing of the additional shares of the Common Stock of the Company to be issued in connection with the Plans; and

                  RESOLVED, that the proper officers of the Company, with the advice of counsel, are hereby authorized to take any action and to execute and deliver any letters, documents, agreements or other instruments as they deem necessary, appropriate or desirable to carry out the purposes and intents of this Special Resolution.

         IN WITNESS WHEREOF, I have hereunto subscribed my signature and affixed the seal of the Corporation this 31st day of January, 2000.

                                       By:      /s/ Nancy V. Van Allen
                                             -----------------------------------
                                                Nancy V. Van Allen
                                                Senior Assistant Secretary

         [Corporate Seal]


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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         KNOW TO ALL MEN BY THESE PRESENTS that each of the undersigned hereby severally constitutes and appoints Kenneth C. Frazier and Celia A. Colbert, and each of them, their true and lawful attorney-in-fact and agent for the undersigned, in any and all capacities, with full power and authority of substitution, to execute for and on behalf of the undersigned a REGISTRATION STATEMENT ON FORM S-8 by Merck & Co., Inc. for the Merck Puerto Rico Employee Savings and Security Plan, all amendments or supplements to this Registration Statement and all related documents and instruments, and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each attorney-in-fact and agent full power and authority to take such action as he/she deems advisable or necessary to carry out the intent of this Power of Attorney.

         IN WITNESS WHEREOF, this instrument has been duly executed as of the 21st day of December, 1999.

                                           MERCK & CO., INC.

                                  By:      /s/ Raymond V. Gilmartin
                                           -------------------------------------
                                           Raymond V. Gilmartin
                                           Chairman of the Board, President
                                           & Chief Executive Officer

                                           /s/ Judy C. Lewent
                                           -------------------------------------
                                           Judy C. Lewent
                                           Senior Vice President & Chief
                                           Financial Officer
                                           (Principal Financial Officer)

                                           /s/ Richard C. Henriques, Jr.
                                           -------------------------------------
                                           Richard C. Henriques, Jr.
                                           Vice President, Controller
                                           (Principal Accounting Officer)



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                                    DIRECTORS

/s/ H. Brewster Atwater, Jr.                        /s/ Charles E. Exley, Jr.
----------------------------                        ----------------------------
H. Brewster Atwater, Jr.                            Charles E. Exley, Jr.

/s/ Derek Birkin                                    /s/ Carleton S. Fiorina
----------------------------                        ----------------------------
Derek Birkin                                        Carleton S. Fiorina

/s/ Lawrence A. Bossidy                             /s/ William B. Harrison, Jr.
----------------------------                        ----------------------------
Lawrence A. Bossidy                                 William B. Harrison, Jr.

/s/ William G. Bowen                                /s/ William N. Kelley
----------------------------                        ----------------------------
William G. Bowen                                    William N. Kelley

/s/ Johnnetta B. Cole                               /s/ Edward M. Scolnick
----------------------------                        ----------------------------
Johnnetta B. Cole                                   Edward M. Scolnick

/s/ Carolyne K. Davis                               /s/ Samuel O. Thier
----------------------------                        ----------------------------
Carolyne K. Davis                                   Samuel O. Thier

/s/ Lloyd C. Elam                                   /s/ Dennis Weatherstone
----------------------------                        ----------------------------
Lloyd C. Elam                                       Dennis Weatherstone



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